UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2012

FIRST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Financial Plaza

Terre Haute, Indiana 47807

(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders.

First Financial Corporation (the “Company”) held its annual meeting of shareholders on April 18, 2012. The final voting results relating to the matters voted on at the 2012 annual meeting of shareholders are set forth below.

1. The three persons nominated to serve as directors of the Company received the following number of votes and were elected as directors to serve three-year terms expiring in 2015:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Thomas T. Dinkel	8,733,597	48,127	1,385,022
Norman L. Lowery	8,725,245	56,479	1,385,022
William J. Voges	8,738,124	43,600	1,385,022

2. The appointment of Crowe Horwath LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012 was ratified by the following shareholder vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,124,557	18,968	23,221	-0-

3. By the following vote, the shareholders approved an advisory vote on 2011 compensation paid to named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,236,195	510,667	34,862	1,385,022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2012

FIRST FINANCIAL CORPORATION

By:	/s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

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